                                                                      Exhibit 21

               Direct and Indirect Subsidiaries of the Registrant


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Partnerships                                        Jurisdiction of organization
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Jacksonville Associates                             FL
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New Castle Associates                               PA
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Plymouth Ground Associates, L.P.                    PA
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PR 8000 Airport Highway, L.P.                       PA
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PR 8000 National Highway, L.P.                      PA
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PR AEKI Plymouth, L.P.                              DE
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PR Beaver Valley Limited Partnership                PA
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PR Capital City Limited Partnership                 PA
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PR CC Limited Partnership                           PA
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PR Echelon Limited Partnership                      PA
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PR Exton Limited Partnership                        PA
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PR Festival Limited Partnership                     PA
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PR Financing Limited Partnership                    DE
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PR Gallery I Limited Partnership                    PA
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PR Jacksonville Limited Partnership                 PA
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PR Laurel Mall, L.P.                                PA
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PR Logan Valley Limited Partnership                 PA
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PR Moorestown Limited Partnership                   PA
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PR New Garden L.P.                                  PA
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PR Northeast Limited Partnership                    PA
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PR Palmer Park Mall Limited Partnership             PA
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PR Palmer Park, L.P.                                PA
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PR Plymouth Meeting Limited Partnership             PA
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PR Rio Mall Limited Partnership                     PA
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PR Schuylkill Limited Partnership                   PA
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PR Shenango Valley Limited Partnership              PA
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PR Springfield Associates, L.P.                     PA
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PR Titus Limited Partnership                        DE
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PR Valley Limited Partnership                       PA
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PR Valley View Limited Partnership                  PA
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PR Warrington, Limited Partnership                  PA
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PR Washington Crown Limited Partnership             PA
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PR West Manchester Limited Partnership              PA
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PR Westgate Limited Partnership                     PA
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PR WL Limited Partnership                           PA
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PR Wyoming Valley Limited Partnership               PA
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PREIT Associates, L.P.                              DE
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PRGL Paxton Limited Partnership                     PA
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Roosevelt Associates, L.P.                          PA
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Roosevelt II Associates, L.P.                       PA
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WG Holdings, L.P.                                   PA
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WG Park General, L.P.                               PA
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


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Partnerships                                        Jurisdiction of organization
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WG Park Limited, L.P.                               PA
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WG Park, L.P.                                       PA
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X-I Holding LP                                      DE
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X-II Holding LP                                     DE
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Limited Liability Companies                         Jurisdiction of organization
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CD Development LLC                                  DE
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Cherry Hill Center, LLC                             MD
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Echelon Title, LLC                                  DE
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Exton Square 1, LLC                                 DE
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Exton Square 2, LLC                                 DE
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Exton Square 3, LLC                                 DE
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Exton Square 4, LLC                                 DE
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Exton Square 5, LLC                                 DE
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Exton Square 6, LLC                                 DE
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Exton Square 7, LLC                                 DE
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Exton Square 8, LLC                                 DE
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Exton Square 9, LLC                                 DE
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Exton Square 10, LLC                                DE
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Exton Square 11, LLC                                DE
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Exton Square Property LLC                           DE
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Moorestown Mall LLC                                 DE
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Plymouth Ground Associates LLC                      PA
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PR 8000 Airport Highway LLC                         DE
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PR 8000 National Highway LLC                        DE
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PR AEKI Plymouth LLC                                DE
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PR Beaver Valley LLC                                PA
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PR Bradley Square LLC                               DE
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PR BVM LLC                                          PA
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PR Capital City LLC                                 DE
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PR CC I LLC                                         DE
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PR CC II LLC                                        DE
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PR Christiana LLC                                   DE
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PR Crossroads I, LLC                                PA
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PR Crossroads II, LLC                               PA
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PR Echelon LLC                                      PA
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PR Exton LLC                                        PA
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PR Festival LLC                                     PA
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PR Financing I LLC                                  DE
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PR Financing II LLC                                 DE
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PR Florence LLC                                     SC
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PR Gallery I LLC                                    PA
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PR Interstate Container LLC                         DE
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PR Jacksonville LLC                                 DE
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PR JK LLC                                           DE
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                                      -2-

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Limited Liability Companies                         Jurisdiction of organization
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PR Logan Valley LLC                                 DE
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PR LV LLC                                           DE
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PR Magnolia LLC                                     DE
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PR Martinsburg LLC                                  DE
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PR Metroplex West, LLC                              PA
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PR Moorestown LLC                                   PA
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PR Mt. Berry Square LLC                             DE
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PR New Castle LLC                                   PA
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PR New Garden LLC                                   PA
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PR North Dartmouth LLC                              DE
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PR Northeast LLC                                    PA
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PR Paxton LLC                                       PA
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PR PGPlaza LLC                                      DE
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PR Plymouth Meeting LLC                             PA
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PR Prince George's Plaza LLC                        DE
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PR Red Rose LLC                                     PA
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PR Rio Mall LLC                                     DE
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PR Schuylkill LLC                                   PA
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PR Shenango Valley LLC                              PA
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PR South Blanding LLC                               DE
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PR Titus LLC                                        PA
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PR Valley LLC                                       DE
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PR Valley View LLC                                  DE
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PR VV LLC                                           DE
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PR Warrington LLC                                   PA
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PR Washington Crown LLC                             DE
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PR WC LLC                                           DE
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PR West Manchester LLC                              PA
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PR Westgate LLC                                     PA
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PR Wiregrass Commons LLC                            DE
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PR WL LLC                                           DE
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PR WV LLC                                           DE
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PR Wyoming Valley LLC                               DE
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PREIT Services, LLC                                 DE
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PRWGP General, LLC                                  PA
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WG Holdings of Pennsylvania, L.L.C.                 PA
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XGP LLC                                             DE
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Corporations                                        Jurisdiction of organization
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1150 Plymouth Associates, Inc.                      MD
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Cherry Hill Beverage, Inc.                          MD
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Exton License, Inc.                                 MD
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PR GC Inc. (formerly Crown American GC, Inc.)       MD
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PR Services Corporation (formerly Crown American    PA
Services Corporation)
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PR Ventures, Inc. (formerly Crown American          PA
Ventures, Inc.)
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PREIT-RUBIN OP, Inc.                                PA
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PREIT-RUBIN, Inc.                                   DE
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                                      -3-

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Corporations                                        Jurisdiction of organization
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R8267 Plymouth Enterprise, Inc.                     MD
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RUBIN II, Inc.                                      PA
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Trusts                                              Jurisdiction of organization
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PR Laurel Mall Trust                                PA
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PR Lycoming Service Associates                      PA (taxed as a corporation)
(formerly Crown American Lycoming
Service Associates)
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PR Oxford Valley Trust                              PA
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PR Palmer Park Trust                                PA
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PR Springfield Trust                                PA
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Trust #7000                                         IL
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Unconsolidated Affiliates                           Jurisdiction of organization
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ALRO Associates, L.P.                               DE
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Laurel Mall Associates                              PA (partnership)
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Lehigh Valley Associates                            PA (partnership)
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Mall Corners Ltd.                                   GA (partnership)
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Mall Corner II, Ltd.                                GA (partnership)
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Metroplex General, Inc.                             PA
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Metroplex West Associates, L.P.                     PA
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Oxford Valley Road Associates                       PA (partnership)
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Pavilion East Associates, L.P.                      PA
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PRDB Springfield Limited Partnership                PA
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PRDB Springfield LLC                                PA
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Red Rose Commons Associates, L.P.                   PA
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Rio Grande Venture                                  NJ (partnership)
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White Hall Mall Venture                             PA (partnership)
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                                      -4-